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                                                                  Exhibit 10(b)

CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
State Farm Life and Accident Assurance Company


We consent to the inclusion in Post-Effective Amendment No. 2 of the Registration Statement of State Farm Life and Accident Assurance Company Variable Annuity Separate Account on Form N-4 (No. 333-57579) of our report dated February 16, 1999, on our audits of the statutory financial statements of State Farm Life and Accident Assurance Company. We also consent to the reference to our Firm under the caption "Experts" in the Statement of Additional Information.

                                               /s/ PricewaterhouseCoopers LLP


Chicago, Illinois
April 23, 1999